OTHER ASSETS (Details) - USD ($) $ in Thousands	Dec. 31, 2018	Dec. 31, 2017
OTHER ASSETS
Federal, provincial and other sales taxes receivable	$ 93,294	$ 83,593
Prepaid expenses	55,146	53,503
Other	17,384	13,952
Total other current assets	165,824	151,048
Non-current ore in stockpiles and on leach pads	116,762	69,587
Non-current prepaid expenses	13,736	5,551
Other	7,799	5,568
Total other assets	$ 138,297	$ 80,706